SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

GUILFORD PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23736	52-1841960

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6611 Tributary Street Baltimore, Maryland	21224

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 631-6300

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2005, Guilford Pharmaceuticals Inc., a Delaware corporation (“Guilford”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with MGI PHARMA, Inc., a Minnesota corporation (“MGI PHARMA”), and Granite Acquisition, Inc. (“Merger Sub”), a wholly owned subsidiary of MGI PHARMA. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Guilford, with Guilford continuing as the surviving corporation as a wholly-owned subsidiary of MGI PHARMA (the “Merger”).

Merger Agreement

Pursuant to the terms of the Merger Agreement, MGI PHARMA will acquire all of the outstanding shares of Guilford common stock for $3.75 per share in a taxable merger. The Merger consideration consists of a fractional share of MGI PHARMA common stock valued at $2.625 and $1.125 in cash. The stock portion of this consideration is subject to a collar such that Guilford shareholders will receive total consideration of $3.75 per share, consisting of a fractional share of MGI PHARMA common stock worth $2.625, as determined over the five day trading period ending three trading days prior to closing of the Merger (the “average closing price”), plus $1.125 in cash, if MGI PHARMA’s common stock price increases or decreases by less than 15% prior to the close of the Merger. If the average closing price of MGI PHARMA common stock is equal to or more than $31.71, each share of Guilford common stock will be exchanged for 0.0828 of a share of MGI PHARMA common stock plus $1.125 in cash. If the average closing price of MGI PHARMA common stock is equal to or less than $23.43, each share of Guilford common stock will be exchanged for 0.1120 of a share of MGI PHARMA common stock plus $1.125 in cash.

The Merger Agreement contains customary representations and warranties of both Guilford and MGI PHARMA. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Guilford and MGI PHARMA in connection with negotiating the terms of the Merger Agreement, and may have been included in the Merger Agreement for the purpose of allocating risk between Guilford and MGI PHARMA rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will be filing in connection with the Merger, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Guilford and MGI PHARMA make with the SEC.

In addition, Guilford has agreed, among other things and subject to certain exceptions as described in the Merger Agreement, (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain transactions during such period, (iii) to cause a stockholder meeting to be held to consider approval of the Merger and the other transactions contemplated by the Merger Agreement, (iv) not to solicit proposals relating to alternative business combination transactions, and (v) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions. All of Guilford’s outstanding stock options and restricted stock units granted under Guilford’s stock plans and under agreements with consultants shall vest in full prior to the Merger.

At the effective time of the Merger, all of the company’s outstanding stock options and restricted stock units shall be terminated.

The Merger Agreement also provides, among other things, that MGI PHARMA will, prior to completion of the Merger, take the actions required to appoint an individual nominated by Guilford’s Board of Directors to MGI PHARMA’s Board of Directors.

Consummation of the Merger is subject to a number of conditions, including approval by Guilford’s stockholders, absence of any law or order prohibiting the consummation of the Merger, expiration or termination of the applicable Hart-Scott-Rodino waiting period, and certain other customary conditions.

The Merger Agreement prohibits Guilford from soliciting or entertaining alternative transaction offers, subject to certain exceptions, and contains certain termination rights for both Guilford and MGI PHARMA. Either party may terminate the Merger Agreement if it is not closed by December 31, 2005, if it is not approved by Guilford’s shareholders or upon other customary events. MGI PHARMA may terminate the Merger Agreement if Guilford’s Board of Directors changes or does not reaffirm its recommendation of the Merger. Guilford may terminate the Merger to accept an alternative proposal that is found to be superior by its Board of Directors. Upon termination of the Merger Agreement under specified circumstances, Guilford may be required to pay MGI PHARMA a termination fee of $7 million and MGI PHARMA may be required to pay Guilford a termination fee of $6 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Line of Credit Agreement

On July 20, 2005, MGI PHARMA and Guilford entered into a line of credit agreement (“Line of Credit Agreement”), pursuant to which, commencing October 1, 2005, until the earlier of December 31, 2005 and the termination of the Merger Agreement (“Advance Termination Date”), MGI PHARMA has agreed to advance Guilford up to an aggregate amount not to exceed $18 million (“Loan”). Unless due sooner pursuant to the terms of the Line of Credit Agreement, the outstanding principal and interest with respect to the Loan will be due on December 31, 2006.

The Loan will bear interest at a rate equal to 14% per annum, payable in arrears on the first day of each month, commencing January 1, 2006. Interest accruing on the Loan will be added to the principal thereof on the Advance Termination Date. The Line of Credit Agreement also contains certain covenants made by Guilford, which remain in effect so long as the Loan remains unpaid, including Guilford’s agreement not to merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any person (except in accordance with the Merger Agreement) and to maintain available cash, cash equivalents, marketable securities and investments in excess of $30 million.

Additionally, for a period of ninety days following the termination of the Merger Agreement, Guilford shall have the right to sell to MGI PHARMA, and MGI PHARMA shall have the obligation to purchase from Guilford, the Gliadel Assets (as defined in the Line of Credit Agreement) for a purchase price of $90 million.

To secure its obligations under the Line of Credit Agreement, Guilford has agreed to grant to MGI PHARMA, pursuant to a security agreement, a first priority security interest in (i) the NAALDase Inhibitor Compounds and PARP Inhibitor Compounds and (ii) Aquavan intellectual property and related assets; provided that such security interest shall not attach to any property in which Paul Royalty (as defined below) has a security interest.

The foregoing description of the Line of Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Line of Credit Agreement, which is filed as Exhibit 10.1, and is incorporated into this report by reference.

Letter Agreement with Paul Royalty Fund, L.P. and Paul Royalty Fund Holdings II

In October 2003, Guilford acquired from Merck and Co., Inc. the rights to Aggrastat® in the United States and its territories. In order to partially finance this acquisition, Guilford entered into a revenue interest financing arrangement with Paul Royalty Fund, L.P., and Paul Royalty Fund Holdings II (“Paul Royalty”). Pursuant to the terms and conditions of the Revenue Interest Assignment Agreement dated October 29, 2003 (the “RIAA”) among Artery, LLC, Guilford, GPI Holdings, Inc., and Paul Royalty, which agreement is filed as Exhibit 10.26 to Guilford’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, in the event of a change of control Paul Royalty may require Guilford to repurchase Paul Royalty’s revenue interest granted under the RIAA.

On July 20, 2005, Guilford entered into a letter agreement (the “Letter Agreement”) with Paul Royalty and MGI PHARMA whereby Paul Royalty agreed to sell, and on or before the consummation of the Merger MGI PHARMA agreed to repurchase, Paul Royalty’s revenue interest granted under the RIAA for an amount calculated in accordance with Schedule A of the Letter Agreement. In the event the Merger is not consummated, the Letter Agreement will terminate.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is filed as Exhibit 10.2 hereto, and is incorporated into this report by reference.

Amendment to Rights Agreement

On July 20, 2005, Guilford and American Stock Transfer & Trust Company entered into Amendment No. 2 (the “Amendment”) to Rights Agreement, dated as of September 26, 1995, as amended as of October 15, 1998 (the “Rights Agreement”) for the purpose of amending the Rights Agreement to render it inapplicable to the Merger and the transactions contemplated by the Merger Agreement. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Additional Information About The Merger

In connection with the Merger, MGI PHARMA will file with the SEC a registration statement on Form S-4 containing a Proxy Statement/Prospectus. Investors are urged to read the registration statement, the Proxy Statement/Prospectus when it is available and all other relevant documents filed or to be filed with the SEC because they contain important information about MGI PHARMA, Guilford and the Merger. The final Proxy Statement/Prospectus will be mailed to Guilford stockholders after the registration statement is declared effective by the SEC. Guilford stockholders will be able to obtain the registration statement, the Proxy Statement/Prospectus and any other relevant filed documents for free at the SEC’s website (www.sec.gov). These documents can also be obtained for free from MGI PHARMA by directing a request to MGI PHARMA Investor Relations at 952-346-4700 and for free from Guilford by directing a request to Guilford Investor Relations at 410-631-5022.

Participants in the Merger

MGI PHARMA, Guilford and their directors and officers may be deemed to be participants in the solicitation of proxies from Guilford shareholders in respect of the proposed transaction.

Information regarding MGI PHARMA’s participants is available in MGI PHARMA’s Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement for its 2005 Annual Meeting of stockholders, which are filed with the SEC. Information regarding Guilford’s participants is available in Guilford’s Annual Report on Form 10-K for the year ended December 31, 2004 and the proxy statement for its 2005 Annual Meeting of stockholders, which are filed with the SEC. Additional information regarding interests of such participants will be included in the registration statement containing the Proxy Statement/Prospectus that will be filed with the SEC. You can obtain free copies of these documents from MGI PHARMA and Guilford using the contact information above.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “ expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are not guarantees of MGI PHARMA’s or Guilford’s future performance and involve a number of risks and uncertainties that may cause actual results to differ materially from the results discussed in these statements. Factors that might cause either company’s results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, the ability of MGI PHARMA and Guilford’s product candidates to be proven safe and effective in humans, to receive marketing authorization from regulatory authorities, and to ultimately compete successfully with other therapies; continued sales of MGI PHARMA and Guilford’s marketed products; development or acquisition of additional products; reliance on contract manufacturing; changes in strategic alliances; continued access to capital; ability of MGI PHARMA and Guilford to complete the transaction on the proposed terms; the risk that the perceived advantages of the transaction, if consummated, may not be achieved; and other risks and uncertainties detailed from time to time in the companies’ filings with the SEC including their most recently filed Forms 10-Q or 10-K. MGI PHARMA and Guilford undertake no duty to update any of these forward-looking statements to conform them to actual results.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

As described above, Guilford and MGI PHARMA entered into a Line of Credit Agreement on July 20, 2005. The material terms of this transaction are described in Item 1.01 above and are incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders.

As described above, Guilford and American Stock Transfer & Trust Company entered into the Amendment to Rights Agreement. The material terms of this transaction are described in Item 1.01 above and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

2.1	Agreement and Plan of Merger dated as of July 20, 2005, by and among MGI PHARMA, Inc., a Minnesota corporation, Granite Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of MGI PHARMA, Inc., and Guilford Pharmaceuticals Inc., a Delaware corporation.*

4.1	Second Amendment to Rights Agreement dated as of July 20, 2005, between Guilford Pharmaceuticals Inc., a Delaware corporation, and American Stock Transfer & Trust Company.

10.1	Line of Credit Agreement by and between Guilford Pharmaceuticals Inc., a Delaware corporation, and MGI PHARMA, Inc., a Minnesota corporation, dated July 20, 2005.

10.2	Letter Agreement dated July 20, 2005 by and between Paul Royalty Fund, L.P., Paul Royalty Fund Holdings II, Guilford Pharmaceuticals Inc. and MGI PHARMA, Inc.

*	The Company has omitted certain schedules in accordance with Regulation S-K 601(b)(2). The Company will furnish the omitted schedules to the Commission upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guilford Pharmaceuticals Inc.
Date: July 22, 2005	By:	/s/ Asher M. Rubin

Asher M. Rubin
Senior Vice President, General Counsel and Secretary